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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ___________________


        Date of Report (date of earliest event reported): May 25, 1995


               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)



File #1-4146-1                                                      51-0337491
(Commission File Number)                    (I.R.S. Employer Identification No.)



2850 West Golf Road  Rolling Meadows, Illinois                          60008
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: 708-734-4275
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Matters.

         (a) On May 25, 1995, the Registrant, a wholly owned subsidiary of Navistar Financial Corporation ("NFC"), purchased a pool of retail instalment sale contracts for, and retail loans evidenced by notes secured by, medium and heavy-duty trucks, buses and trailers with an aggregate outstanding principal balance as of May 1, 1995 of $424,879,281.80 (collectively, the "Receivables") from NFC for a purchase price equal to the principal balance of the Receivables as of May 1, 1995. The Registrant paid a portion of the purchase price from the net cash proceeds of the issuance of the Securities (as described below) and paid the remainder with an intercompany advance from NFC.

         The Registrant immediately transferred the Receivables to the Navistar Financial 1995-A Owner Trust (the "Trust"). The Trust issued two classes of notes and a class of certificates backed by the Receivables (the "Securities"). The net cash proceeds of the issuance of the Securities were $423,544,261.72, which, together with a certificate with an initial certificate balance of $149,281.80, were transferred to the Registrant. A portion of the net cash proceeds were used to pay approximately $450,000 of transaction fees and expenses and to fund a $25,492,756.91 deposit into a reserve account as credit support for the Receivables. The balance of the net cash proceeds were paid to NFC as part of the purchase price for the Receivables.

         (b) On June 6, 1995, the certificate of incorporation of the Registrant was amended to incorporate provisions authorized by Section
         6.03 of the Pooling and Servicing Agreement. A copy of the certificate of incorporation of the Registrant, as amended, is being filed herewith as an exhibit.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NAVISTAR FINANCIAL RETAIL
                                        RECEIVABLES CORPORATION

                                            /s/ Phyllis E. Cochran
Date: June 9, 1995                      By: _________________________________
                                        Name:  Phyllis E. Cochran
                                        Title:  Vice President and Controller






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                                 EXHIBIT INDEX

Exhibit No.       Description
- -----------       -----------

 1.1 Underwriting Agreement between the Registrant and the Underwriters, dated May 25, 1995

 3.1              Amendment to the Certificate of Restated Certificate of
                  Incorporation, dated June 6, 1995

 4.1              Indenture between the Trust and Indenture Trustee, dated
                  May 25, 1995


 4.2              Owner Trust Agreement between the Registrant and the Owner
                  Trustee, dated May 25, 1995


28.1 Receivables Purchase Agreement between NFC and Registrant, dated May 25, 1995


28.2 Pooling and Servicing Agreement between the Registrant, NFC and the Trust, dated May 25, 1995


28.3              Custodian Agreement between NFC, as Custodian and the
                  Registrant, dated May 25, 1995


28.4              Administration Agreement among NFC, the Trust and the
                  Indenture Trustees, dated May 25, 1995



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